                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  November 25, 2003

                         Greenwich Capital Acceptance, Inc.,
                 (as depositor, and Deutsche Bank National Trust
                              Company, as Trustee).

                WASHINGTON MUTUAL MORT PS THR CERTS SER 2003-R1
             (Exact name of Registrant as specified in its Charter)

                                       DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-108195-05                          06-1199884
          (Commission File Number)        (I.R.S. Employer Identification No.)

               600 Steamboat Road
               Greenwich, Connecticut                    06830
          (Address of principal executive offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (203) 662-2700

     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the
     Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of
     November 25, 2003.

                                     SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of
          1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Deutsche Bank National Trust Company,
                                  not in its individual capacity, but solely
                                  as a duly authorized agent of the Registrant
                                  pursuant to the Trust Agreement,
                                  dated as of October 1,2003.

          Date:  Mar 04, 2004               By:  /s/  Katherine M. Wannenmacher
                                            Katherine M. Wannenmacher
                                            Vice President

                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders
          dated as of November 25, 2003.

Washington Mutual 2003-R1 N/A
Mortgage Pass-Through Certificates

November 25, 2003 Distribution

Contents

TABLE OF CONTENTS

Page

1.	Contents	1
2.	Certificate Payment Report	2
3.	Collection Account Report	6
4.	Triggers, Adj. Rate Cert. and Miscellaneous Report	9

Total Number of Pages	9

CONTACTS

Administrator: Alan Sueda
Direct Phone Number: (714)247-6315
Address: Deutsche Bank
1761 E. St. Andrew Place, Santa Ana, CA 92705

Web Site: https://www.corporatetrust.db.com/invr
Factor Information: (800) 735-7777
Main Phone Number: (714) 247-6000

ISSUANCE INFORMATION

Seller:	Greenwich Capital Accept.	Cut-Off Date: October 27, 2003
Certificate Insurer(s):	Closing Date: October 30, 2003
First Payment Date: November 25, 2003
Servicer(s):

Distribution Date: November 25, 2003
Underwriter(s):	Greenwich Capital Markets, Inc. Lead Underwriter	Record Date: October 31, 2003
Lead Underwriter

Page 1 of 9	© COPYRIGHT 2003 Deutsche Bank
Washington Mutual 2003-R1 N/A
Mortgage Pass-Through Certificates
Remic I Series 2003-R1
Certificate Payment Report for November 25, 2003 Distribution

Distribution in Dollars - Current Period
Prior	Current
Class	Original	Principal	Total	Realized	Deferred	Principal
Class	Type	Face Value	Balance	Interest	Principal	Distribution	Losses	Interest	Balance
(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

LTA-1	500,000,000.00	500,000,000.00	1,542,780.47	23,330,287.31	24,873,067.78	-	-	476,669,712.69
LTA-2	85,000,000.00	85,000,000.00	262,272.68	10,845,739.43	11,108,012.11	-	-	74,154,260.57
LTA-3	147,439,045.50	147,439,045.50	454,932.16	-	454,932.16	-	-	147,439,045.50
LTQ	732,439,095.50	732,439,095.50	2,711,982.56	34,176,026.74	36,888,009.30	-	-	698,263,068.76
LT-R	50.00	50.00	-	-	-	-	-	50.00

Total	1,464,878,191.00	1,464,878,191.00	4,971,967.88	68,352,053.48	73,324,021.35	-	-	1,396,526,137.52

Interest Accrual Detail	Current Period Factor Information per $1,000 of Original Face
Orig. Principal	Prior	Current
Period	Period	(with Notional)	Principal	Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
(1)	(2)	(3)	(4)=(2)+(3)	(5)

LTA-1	A-30/360	GC03RW1A1	500,000,000.00	1,000.000000	3.085561	46.660575	49.746136	953.339425
LTA-2	A-30/360	GC03RW1A2	85,000,000.00	1,000.000000	3.085561	127.596934	130.682495	872.403066
LTA-3	A-30/360	GC03RW1A3	147,439,045.50	1,000.000000	3.085561	-	3.085561	1,000.000000
LTQ	A-30/360	GC03RW1AQ	732,439,095.50	1,000.000000	3.702673	46.660571	50.363245	953.339429
LT-R	A-30/360	GC03RW1AR	50.00	1,000.000000	-	-	-	1,000.000000

Page 2 of 9	© COPYRIGHT 2003 Deutsche Bank
Washington Mutual 2003-R1 N/A
Mortgage Pass-Through Certificates
Remic I Series 2003-R1
Certificate Payment Report for November 25, 2003 Distribution

Distribution in Dollars - to Date
Current
Original	Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Losses	Interest	Balance
(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

LTA-1	500,000,000.00	1,542,780.47	-	23,330,287.31	23,330,287.31	24,873,067.78	-	-	476,669,712.69
LTA-2	85,000,000.00	262,272.68	-	10,845,739.43	10,845,739.43	11,108,012.11	-	-	74,154,260.57
LTA-3	147,439,045.50	454,932.16	-	-	-	454,932.16	-	-	147,439,045.50
LTQ	732,439,095.50	2,711,982.56	-	34,176,026.74	34,176,026.74	36,888,009.30	-	-	698,263,068.76
LT-R	50.00	-	-	-	-	-	-	-	50.00

Total	1,464,878,191.00	4,971,967.88	-	68,352,053.48	68,352,053.48	73,324,021.35	-	-	1,396,526,137.52

Interest Detail
Pass-	Prior Principal	Non-	Prior	Unscheduled	Paid or	Current
Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

LTA-1	500,000,000.00	-	-	-	-	-	1,542,780.47	-
LTA-2	85,000,000.00	-	-	-	-	-	262,272.68	-
LTA-3	147,439,045.50	-	-	-	-	-	454,932.16	-
LTQ	732,439,095.50	-	-	-	-	-	2,711,982.56	-
LT-R	50.00	-	-	-	-	-	-	-

Total	1,464,878,191.00	-	-	-	-	-	4,971,967.88	-

Page 3 of 9	© COPYRIGHT 2003 Deutsche Bank
Washington Mutual 2003-R1 N/A
Mortgage Pass-Through Certificates
Remic II Series 2003-R1
Certificate Payment Report for November 25, 2003 Distribution

Distribution in Dollars - Current Period
Prior	Current
Class	Original	Principal	Total	Realized	Deferred	Principal
Class	Type	Face Value	Balance	Interest	Principal	Distribution	Losses	Interest	Balance
(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

A-1	SC, STEP, F	1,000,000,000.00	1,000,000,000.00	965,277.78	46,660,574.62	47,625,852.40	-	-	953,339,425.38
A-2	SC, STEP, F	170,000,000.00	170,000,000.00	148,750.00	21,691,478.86	21,840,228.86	-	-	148,308,521.14
A-3	SC, STEP, F	294,878,091.00	294,878,091.00	294,878.09	-	294,878.09	-	-	294,878,091.00
A-R	PO, R	100.00	100.00	-	-	-	-	-	100.00
X	IO, NTL	-	-	4,015,059.26	-	4,015,059.26	-	-	-
Y	SUB	-	-	-	-	-	-	-	-

Total	1,464,878,191.00	1,464,878,191.00	5,423,965.13	68,352,053.48	73,776,018.61	-	-	1,396,526,137.52

Interest Accrual Detail	Current Period Factor Information per $1,000 of Original Face
Orig. Principal	Prior	Current
Period	Period	(with Notional)	Principal	Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
(1)	(2)	(3)	(4)=(2)+(3)	(5)

A-1	A-30/360	93934EAA3	1,000,000,000.00	1,000.000000	0.965278	46.660575	47.625852	953.339425
A-2	A-30/360	93934EAB1	170,000,000.00	1,000.000000	0.875000	127.596934	128.471934	872.403066
A-3	A-30/360	93934EAC9	294,878,091.00	1,000.000000	1.000000	-	1.000000	1,000.000000
A-R	A-30/360	93934EAF2	100.00	1,000.000000	-	-	-	1,000.000000
X	A-30/360	93934EAD7	1,464,878,191.00	1,000.000000	2.740883	-	2.740883	953.339360
Y	A-30/360	93934EAE5	-	-	-	-	-	-

Page 4 of 9	© COPYRIGHT 2003 Deutsche Bank
Washington Mutual 2003-R1 N/A
Mortgage Pass-Through Certificates
Remic II Series 2003-R1
Certificate Payment Report for November 25, 2003 Distribution

Distribution in Dollars - to Date
Current
Original	Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest	Principal	Principal	Principal	Distribution	Losses	Interest	Balance
(1)	(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

A-1	1,000,000,000.00	965,277.78	-	46,660,574.62	46,660,574.62	47,625,852.40	-	-	953,339,425.38
A-2	170,000,000.00	148,750.00	-	21,691,478.86	21,691,478.86	21,840,228.86	-	-	148,308,521.14
A-3	294,878,091.00	294,878.09	-	-	-	294,878.09	-	-	294,878,091.00
A-R	100.00	-	-	-	-	-	-	-	100.00
X	-	4,015,059.26	-	-	-	4,015,059.26	-	-	-
Y	-	-	-	-	-	-	-	-	-

Total	1,464,878,191.00	5,423,965.13	-	68,352,053.48	68,352,053.48	73,776,018.61	-	-	1,396,526,137.52

Interest Detail
Pass-	Prior Principal	Non-	Prior	Unscheduled	Paid or	Current
Through	(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance	Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

A-1	1.39000%	1,000,000,000.00	-	-	-	-	-	965,277.78	-
A-2	1.26000%	170,000,000.00	-	-	-	-	-	148,750.00	-
A-3	1.44000%	294,878,091.00	-	-	-	-	-	294,878.09	-
A-R	100.00	-	-	-	-	-	-	-
X	1,464,878,191.00	-	-	-	-	-	4,015,059.26	-
Y	-	-	-	-	-	-	-	-

Total	2,929,756,382.00	-	-	-	-	-	5,423,965.13	-

Page 5 of 9	© COPYRIGHT 2003 Deutsche Bank
Washington Mutual 2003-R1 N/A
Mortgage Pass-Through Certificates

Collection Account Report for November 25, 2003 Distribution

Collection Account Report

SUMMARY	TOTAL

Principal Collections	68,352,053.48
Principal Withdrawals	0.00
Principal Other Accounts	0.00
TOTAL NET PRINCIPAL	68,352,053.48

Interest Collections	5,425,185.86
Interest Withdrawals	0.00
Interest Other Accounts	0.00
Interest Fees	1,220.73
TOTAL NET INTEREST	5,423,965.13

TOTAL AVAILABLE FUNDS TO BONDHOLDERS	73,776,018.61

PRINCIPAL - COLLECTIONS	TOTAL

Scheduled Principal	68,352,053.48
Curtailments	0.00
Prepayments in Full	0.00
Repurchases/Substitutions	0.00
Liquidations	0.00
Insurance Principal	0.00
Other Additional Principal	0.00
Delinquent Principal	0.00
Realized Losses	0.00
Mortgage Replacement Amount	0.00
Principal Adjustment	0.00
Principal Advanced	0.00

TOTAL PRINCIPAL COLLECTED	68,352,053.48

Page 6 of 9	© COPYRIGHT 2003 Deutsche Bank
Washington Mutual 2003-R1 N/A
Mortgage Pass-Through Certificates

Collection Account Report for November 25, 2003 Distribution

Collection Account Report

PRINCIPAL - WITHDRAWALS	TOTAL
SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS	TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - COLLECTIONS	TOTAL

Scheduled Interest	5,425,185.86
Repurchases/Substitutions	0.00
Liquidations	0.00
Other Additional Interest	0.00
Prepayment Interest Shortfalls	0.00
Delinquent Interest	0.00
Realized Losses	0.00
Compensating Interest	0.00
Other Interest Shortfall (Relief Act)	0.00
Interest Advanced	0.00

TOTAL INTEREST COLLECTED	5,425,185.86

Page 7 of 9	© COPYRIGHT 2003 Deutsche Bank
Washington Mutual 2003-R1 N/A
Mortgage Pass-Through Certificates

Collection Account Report for November 25, 2003 Distribution

Collection Account Report

INTEREST - WITHDRAWALS	TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - OTHER ACCOUNTS	TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - FEES	TOTAL

Current Servicing Fees	0.00
Trustee Fees	1,220.73

TOTAL INTEREST OTHER FEES	1,220.73

Page 8 of 9	© COPYRIGHT 2003 Deutsche Bank
Washington Mutual 2003-R1 N/A
Mortgage Pass-Through Certificates

Triggers, Adj. Rate Cert. and Miscellaneous Report for November 25, 2003 Distribution

Triggers, Adj. Rate Cert. and Miscellaneous Report

TRIGGER EVENTS	TOTAL
SPACE INTENTIONALLY LEFT BLANK

ADJUSTABLE RATE CERTIFICATE INFORMATION	TOTAL
SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION	TOTAL

LIBOR CERTIFICATES CARRYOVER SHORTFALL
Class A-1:	0.00
Class A-2:	0.00

Class A-3:	0.00

YIELD MAINTENANCE AGREEMENT
Funds Received Under Yield Maintenance Agreement	0.00
Amount Used To Pay LIBOR Certificate Carryover Shortfalls	0.00
Amount Distributed to Class Y Certificate	0.00

Page 9 of 9	© COPYRIGHT 2003 Deutsche Bank